SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 3, 1998

                      JOHNSTOWN AMERICA INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)


            Delaware                 0-21830                25-1672791
(State or other jurisdiction  (Commission File Number)  (IRS Employer
 of incorporation)                                       Identification Number)

            980 North Michigan Avenue
            Suite 1000
            Chicago, Illinois                            60611
            (Address of principal executive offices)  (Zip Code)


                                (312) 280-8844
             (Registrant's telephone number, including area code)

                  Page 1 of 5 consecutively numbered pages;
                       Exhibit Index appears on page 4

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ITEM 5.     OTHER EVENTS

            Reference  is  made  to  the  press  release  of  Johnstown  America
            Industries,   Inc.  filed  as  Exhibit  99.1  attached   hereto  and
            incorporated by reference herein (the "Press Release").

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            Financial Statements:  None

            (a)Pro Forma Financial Information:  None

            (b)Exhibits:

            EXHIBIT NO.       DOCUMENT

            99.1              Press Release, dated April 3, 1998

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                                  SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              JOHNSTOWN AMERICA INDUSTRIES, INC.





                              By:   /s/ ANDREW M. WELLER
                                 ----------------------------------
                                    Andrew M. Weller
                                   Executive Vice President and Chief
                                   Financial Officer (Duly Authorized
                                   Officer and Principal Financial Officer)








April 3, 1998